UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2009
UAL CORPORATION
(Exact name of registrant issuer as specified in its charter)

Delaware	001-06033	36-2675207

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 W. Wacker Drive, Chicago, IL	60601

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 997-8000

(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
UAL Corporation (the “Company”) has completed the ongoing offering of shares of its common stock, par value $0.01 per share (the “Common Stock”) pursuant to the distributions agreements described below.
On December 1, 2008, the Company entered into distribution agreements (the “Agreements”) with each of J.P. Morgan Securities Inc. (“JPMS”) and Morgan Stanley & Co. Incorporated (“MS”). The Agreements were filed as Exhibits 99.1 and 99.2 respectively to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 1, 2008 and are incorporated by reference herein. For a detailed description of the Agreements, see the disclosure under the caption “Plan of Distribution” contained in the Company’s Prospectus Supplement dated December 1, 2008 to the Prospectus dated December 1, 2008, which has been filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is incorporated herein by reference.
The Company sold 3,086,883 shares of Common Stock through MS, as its distribution agent, during the period from September 16, 2009 through September 18, 2009, resulting in net proceeds of approximately $27 million. In addition, as previously announced, during the period from December 1, 2008 through January 12, 2009, the Company sold 15,232,738 shares of Common Stock through JPMS and MS, each as its distribution agent, resulting in 18,319,621 aggregate shares of Common Stock sold pursuant to the Agreements for aggregate gross proceeds to the Company of approximately $200 million and aggregate net proceeds of approximately $196 million after deducting related expenses, including commissions to the distribution agents.
In addition, the Company issued a press release today announcing a new public offering of Common Stock and convertible senior notes. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Distribution Agreement dated December 1, 2008 between UAL Corporation and J.P. Morgan Securities Inc. (incorporated by reference to Exhibit 99.1 to UAL Corporation’s Current Report on Form 8-K filed on December 1, 2008)
1.2	Distribution Agreement dated December 1, 2008 between UAL Corporation and Morgan Stanley & Co. Incorporated (incorporated by reference to Exhibit 99.2 to UAL Corporation’s Current Report on Form 8-K filed on December 1, 2008)
99.1*	Press Release issued September 30, 2009 by UAL Corporation.

*	Filed herewith electronically.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION
By:	/s/ Kathryn A. Mikells
	Name:	Kathryn A. Mikells
	Title:	Executive Vice President and Chief Financial Officer

Date: September 30, 2009

EXHIBIT INDEX

Exhibit No.	Description
1.1	Distribution Agreement dated December 1, 2008 between UAL Corporation and J.P. Morgan Securities Inc. (incorporated by reference to Exhibit 99.1 to UAL Corporation’s Current Report on Form 8-K filed on December 1, 2008)
1.2	Distribution Agreement dated December 1, 2008 between UAL Corporation and Morgan Stanley & Co. Incorporated (incorporated by reference to Exhibit 99.2 to UAL Corporation’s Current Report on Form 8-K filed on December 1, c2008)
99.1*	Press Release issued September 30, 2009 by UAL Corporation.

*	Filed herewith electronically.

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